Exhibit 99.1

Foundation HealthCare Reports Fourth Quarter And Full Fiscal 2013 Financial Results

OKLAHOMA CITY, OK—(March 27, 2014) – Foundation Healthcare, Inc. (OTC Markets: FDNH), which focuses on the development and management of surgical hospitals and ancillary service lines, today reported its financial results for the year and quarter ended December 31, 2013.

Highlights include:

•	Revenue of $26.1 million for the 2013 fourth quarter; a 48% increase from the 2012 fourth quarter of $17.6 million.

•	Adjusted EBITDA of $3.4 million for the 2013 fourth quarter compared to $0.3 million in the 2012 fourth quarter.

•	Cash on hand of $4.2 million as of December 31, 2013

“When we completed the acquisition of the Foundation entities (Foundation Surgery Affiliates, LLC and Foundation Surgical Hospital Affiliates, LLC) in July 2013, we knew this was a transformative event which culminated in the changing of our name from Graymark Healthcare, Inc. to Foundation Healthcare, Inc. in December 2013. Following the successful integration of the companies during the 3rd quarter, we were able to focus our strategic efforts during the 4th quarter on the growth of our hospitals in San Antonio and El Paso, Texas. We look forward to expanding the combined business by growing our existing hospitals, increasing our geographic footprint and providing excellent experiences to all our patients. Foundation, as a public company, provides us with flexibility in building out our services in existing markets as well as establishing a presence in additional geographies,” stated Stanton Nelson, CEO of Foundation Healthcare, Inc.

“This is the second reporting quarter of the combined entity. Due to a number of onetime, noncash events in the period, such as impairment charges, we have provided an Adjusted EBITDA calculation that will give a better view of the Company’s operating financial performance,” added Mr. Nelson.

Fourth Quarter 2013 Financial Results

Net revenues in the fourth quarter of 2013 were $26.1 million, up from $17.6 million in the fourth quarter of 2012. Our net revenues are composed of patient services, management fees from affiliates, equity in earnings of affiliates and other revenue less our provision for doubtful accounts. Patient services revenue net of the provision for doubtful accounts increased $8.7 million or 64% during the three months ended December 31, 2013 compared with the fourth quarter of 2012. The increase in patient revenues includes a $5.6 million increase at our El Paso hospital due to a full quarter of results in 2013 coupled with a $3.1 million increase in our San Antonio hospital due to increased patient volumes and higher average revenue per case compared to the fourth quarter of 2012.

Operating expenses were $27.0 million in the fourth quarter of 2013, compared to $18.1 million in the year-ago fourth quarter primarily due to a full quarter of expenses related to our El Paso hospital and incremental infrastructure and other costs associated with the growth of our El Paso hospital and the transition to a public company. During the fourth quarter of 2013, we recorded impairment charges related to goodwill and equity investments of $1.0 million and $1.6 million, respectively. The goodwill impairment charge was related to the finalization of the fair value measurement of the reverse acquisition of legacy Graymark Healthcare business. We also recorded an impairment charge of $1.6 million related to our investment in an ASC in which the majority owner of the ASC has notified us of their intent to redeem our ownership interest at an amount that is less than our recorded investment.

Net loss attributable to Foundation Healthcare for the fourth quarter was $3.5 million or ($0.02) a share compared to $0.8 million or ($0.00) a share for the same quarter in 2012.

Adjusted EBITDA was $3.4 million during the 2013 4th quarter versus Adjusted EBITDA of $0.3 million during the 2012 4th quarter.

At December 31, 2013, cash and cash equivalents totaled $4.2 million, compared to $2.5 million at December 31, 2012.

Conference Call

Foundation’s CEO Stanton Nelson, along with Tom Michaud, Chairman of the Board and Mark Kidd, CFO will host a conference call today, followed by a question and answer period.

Date: Thursday, March 27, 2014

Time: 4:00 p.m. Eastern time.

Dial-In Number: (800) 706-7749; Passcode 49304690

The conference call will be broadcast live at the investor relations section of the Company’s website at www.fdnh.com. Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. In addition, the replay will be available after the call at same website link above or by calling (888) 286-8010 using passcode: 46079353.

About Foundation Healthcare

Headquartered in Oklahoma City, Okla., Foundation Healthcare, Inc. (OTCQB: FDNH) focuses on the development and management of surgical hospitals and the inclusion of ancillary service lines. These additional service lines, such as hyperbarics, sleep labs, intraoperative monitoring, imaging and robotic surgery, truly make the Foundation specialty hospital environment unique.

The Company is also an industry leading ASC management and development company focused on partnering with physicians and employees to create an outstanding patient experience, while maximizing partner and shareholder value. The Company is a leader in offering turnkey management and development solutions for physician partners, as well as creating an optimal experience for the patients we serve. For more information, visit www.fdnh.com.

Reg G disclaimer – reconciling GAAP Net Income with EBITDA and Adjusted EBITDA

Foundation is providing EBITDA information, which is defined as net income plus interest, income taxes, depreciation and amortization expense and earnings or losses from discontinued operations, and Adjusted EBITDA which is defined as EBITDA plus impairment charges minus extraordinary gain, net of tax. EBITDA and Adjusted EBITDA are a compliment to our GAAP results. EBITDA and Adjusted EBITDA are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity. EBITDA and Adjusted EBITDA are not considered a measure of financial performance under U.S. generally accepted accounting principles (GAAP), and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing our financial performance. EBITDA and Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Reconciliations of non-GAAP financial measures are provided in the news release in the accompanying tables. Since EBITDA and Adjusted EBITDA are not a measure determined in accordance with GAAP and is susceptible to varying calculations, EBITDA, and Adjusted EBITDA as presented, may not be comparable to other similarly titled measures of other companies.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on the Company’s current expectations, forecasts and assumptions. Forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the Company’s expectations, forecasts and assumptions. These risks and uncertainties include risks and uncertainties not in the control of the Company, including, without limitation, the risk that Company will be unable to refinance a majority of its debt, maintain enough liquidity to execute its business plan, continue as a going concern and other risks including those enumerated and described in the Company’s filings with the Securities and Exchange Commission, which filings are available on the SEC’s website at www.sec.gov. Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Company Contact:

Foundation Healthcare, Inc.

Stanton Nelson

Chief Executive Officer

Tel 405-608-1703

FOUNDATION HEALTHCARE, INC.

Reconciliation of Net Income (Loss) to EBITDA from Continuing Operations and

Reconciliation of EBITDA from Continuing Operations to Adjusted EBITDA

For the Three Months Ended December 31, 2013 and 2012

(Unaudited)

	2013	2012
Net income (loss)	$(707,546)	$(1,162,647)
Less: Extraordinary gain, net of tax	1,139,637	—
Less: Loss from discontinued operations, net of tax	(642,533)	—

Income (loss) from continuing operations, net of taxes	(1,204,650)	(1,162,647)
EBITDA adjustments:
Plus: Interest expense, net	595,792	423,195
Plus: Provision (benefit) for income taxes	(146,592)	—
Plus: Depreciation and amortization	1,456,406	884,357

Total EBITDA adjustments	1,905,606	1,307,552

EBITDA from continuing operations	$700,956	$144,905

EBITDA from continuing operations	$700,956	$144,905
Adjusted EBITDA adjustment:
Plus: Impairment of goodwill	1,017,173	—
Plus: Impairment of equity investment in affiliate	1,640,389	200,000

Total Adjusted EBITDA adjustments	2,657,562	200,000

Adjusted EBITDA	$3,358,518	$344,905

FOUNDATION HEALTHCARE, INC.

Reconciliation of Net Income (Loss) to EBITDA from Continuing Operations and

Reconciliation of EBITDA from Continuing Operations to Adjusted EBITDA

For the Year Ended December 31, 2013 and 2012

(Unaudited)

	2013	2012
Net income (loss)	$15,059,107	$3,775,760
Less: Extraordinary gain, net of tax	8,107,239	—
Less: Loss from discontinued operations, net of tax	(839,238)	—

Income (loss) from continuing operations, net of taxes	(22,327,108)	3,775,760
EBITDA adjustments:
Plus: Interest expense, net	2,171,327	1,263,797
Plus: Provision for income taxes	814,513	—
Plus: Depreciation and amortization	5,093,246	2,593,969

Total EBITDA adjustments	8,079,086	3,857,766

EBITDA from continuing operations	$(14,248,022)	$7,633,526

EBITDA from continuing operations	$(14,248,022)	$7,633,526
Adjusted EBITDA adjustment:
Plus: Impairment of goodwill	21,864,781	—
Plus: Impairment of equity investment in affiliate	1,640,389	200,000

Total Adjusted EBITDA adjustments	23,505,170	200,000

Adjusted EBITDA	$9,257,148	$7,833,526

FOUNDATION HEALTHCARE, INC.

Consolidated Balance Sheets

As of December 31, 2013 and 2012

(Unaudited)

	2013	2012
ASSETS
Cash and cash equivalents	$4,212,076	$2,524,417
Accounts receivable, net of allowance for doubtful accounts of $4,778,915 and $1,659,337, respectively	12,755,642	6,849,055
Receivables from affiliates	848,002	1,045,485
Supplies inventories	1,931,142	1,943,284
Deferred tax assets	2,118,637	—
Prepaid and other current assets	2,184,248	2,416,136
Current assets from discontinued operations	518,629	—

Total current assets	24,568,376	14,778,377

Property and equipment, net	12,073,986	9,403,853
Equity method investments in affiliates	5,699,093	7,013,611
Intangible assets, net	11,138,621	10,270,858
Goodwill	973,927	1,154,528
Other assets	244,598	126,559
Other assets from discontinued operations	576,228	—

Total assets	$55,274,829	$42,747,786

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Liabilities:
Accounts payable	$11,648,987	$10,596,333
Accrued liabilities	4,114,915	5,585,180
Income taxes payable	3,564,455	—
Preferred noncontrolling interests dividends payable	195,411	3,549,670
Short-term debt	5,664,827	2,007,597
Current portion of long-term debt	7,919,179	5,971,339
Other current liabilities	827,132	—
Current liabilities from discontinued operations	5,620,697	—

Total current liabilities	39,555,603	27,710,119

Long-term debt, net of current portion	10,031,732	11,532,751
Deferred tax liabilities	2,604,879	—
Other liabilities	9,650,930	5,773,638
Other liabilities from discontinued operations	9,969	—

Total liabilities	61,853,113	45,016,508
Preferred noncontrolling interests	8,700,000	11,072,465
Commitments and contingencies (Note 12)
Foundation Healthcare shareholder’s deficit:
Preferred stock $0.0001 par value, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock $0.0001 par value, 500,000,000 shares authorized; 163,834,886 and 162,523,276 shares issued and outstanding, respectively	16,383	16,252
Paid-in capital	18,241,756	3,437,219
Accumulated deficit	(35,171,315)	(14,744,688)

Total Foundation Healthcare shareholders’ deficit	(16,913,176)	(11,291,217)
Noncontrolling interests	1,634,892	(2,049,970)

Total deficit	(15,278,284)	(13,341,187)

Total liabilities, preferred noncontrolling interests and shareholders’ deficit	$55,274,829	$42,747,786

FOUNDATION HEALTHCARE, INC.

Consolidated Statements of Operations

For the Three Months Ended December 31, 2013 and 2012

(Unaudited)

	2013	2012
Revenues:
Patient services	$23,743,433	$14,278,709
Management fees from affiliates	1,528,077	1,993,896
Equity in earnings of affiliates	1,382,429	2,093,474
Other revenue	817,239	(175,490)
Provision for doubtful accounts	(1,345,302)	(580,255)

Revenues	26,125,876	17,610,334
Operating Expenses:
Salaries and benefits	8,474,838	5,413,483
Supplies	5,877,563	4,278,748
Other operating expenses	8,519,881	7,308,287
Impairment of goodwill	1,017,173	—
Impairment of equity investment in affiliate	1,640,389	200,000
Depreciation and amortization	1,456,406	884,357

Total operating expenses	26,986,250	18,084,875
Other Income (Expense):
Interest expense, net	(595,792)	(423,195)
Loss on sale of equity investments in affiliates	—	(538,610)
Other income (expense)	104,924	273,699

Net other (expense)	(490,868)	(688,106)

Income (loss) from continuing operations, before taxes	(1,351,242)	(1,162,647)
Benefit for income taxes	146,592	—

Income (loss) from continuing operations, net of taxes	(1,204,650)	(1,162,647)
Loss from discontinued operations, net of tax	(642,533)	—
Extraordinary gain attributable to Foundation Healthcare, net of tax	(39,031)	—
Extraordinary gain attributable to noncontrolling interests	1,178,668	—

Net income (loss)	(707,546)	(1,162,647)
Less: Net income attributable to noncontrolling interests	2,822,972	(405,290)

Net income (loss) attributable to Foundation Healthcare	$(3,530,518)	$(757,357)

Earnings per common share (basic and diluted):
Net income (loss) from continuing operations attributable to Foundation Healthcare	$(0.02)	$(0.00)
Loss from discontinued operations, net of tax	(0.00)	—
Extraordinary gain attributable to Foundation Healthcare, net of tax	(0.00)	—

Net income (loss) per share, attributable to Foundation Healthcare	$(0.02)	$(0.00)

Weighted average number of common and diluted shares outstanding	163,606,029	162,523,276

FOUNDATION HEALTHCARE, INC.

Consolidated Statements of Operations

For the Years Ended December 31, 2013 and 2012

(Unaudited)

	2013	2012
Revenues:
Patient services	$79,954,593	$38,240,925
Management fees from affiliates	6,514,089	7,945,061
Equity in earnings of affiliates	5,885,188	6,927,466
Other revenue	4,545,608	828,471
Provision for doubtful accounts	(3,755,035)	(966,420)

Revenues	93,144,443	52,975,503
Operating Expenses:
Salaries and benefits	28,244,950	15,659,561
Supplies	22,871,118	11,114,752
Other operating expenses	32,916,003	18,467,864
Impairment of goodwill	21,864,781	—
Impairment of equity investment in affiliate	1,640,389	200,000
Depreciation and amortization	5,093,246	2,593,969

Total operating expenses	112,630,487	48,036,146
Other Income (Expense):
Interest expense, net	(2,171,327)	(1,263,797)
Loss on sale of equity investments in affiliates	—	(173,499)
Other income (expense)	144,776	273,699

Net other (expense)	(2,026,551)	(1,163,597)

Income (loss) from continuing operations, before taxes	(21,512,595)	3,775,760
Provision for income taxes	(814,513)	—

Income (loss) from continuing operations, net of taxes	(22,327,108)	3,775,760
Loss from discontinued operations, net of tax	(839,238)	—
Extraordinary gain attributable to Foundation Healthcare, net of tax	4,833,715	—
Extraordinary gain attributable to noncontrolling interests	3,273,524	—

Net income (loss)	(15,059,107)	3,775,760
Less: Net income attributable to noncontrolling interests	4,345,417	46,867

Net income (loss) attributable to Foundation Healthcare	$(19,404,524)	$3,728,893

Earnings per common share (basic and diluted):
Net income (loss) from continuing operations attributable to Foundation Healthcare	$(0.14)	$0.02
Loss from discontinued operations, net of tax	(0.01)	—
Extraordinary gain, net of tax, attributable to Foundation Healthcare	0.03	—

Net income (loss) per share, attributable to Foundation Healthcare	$(0.12)	$0.02

Weighted average number of common and diluted shares outstanding	162,930,125	162,523,276